UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2011

eMagin Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-15751	56-1764501
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3006 Northup Way, Suite 103 Bellevue, Washington 98004
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code (425)-284-5200

Copies to:
Richard Friedman, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

(a)	Dismissal of Previous Independent Registered Public Accounting Firm

On June 13, 2011, eMagin Corporation (the “Company”) dismissed EisnerAmper LLP (“EisnerAmper”) as its independent registered public accounting firm.  The decision to dismiss EisnerAmper was approved by the Audit Committee of the Company’s Board of Directors.  The decision was based on a desire to significantly reduce the Company’s audit fees and to retain a firm with an office located in the same region of the country as the Company’s executive offices.

EisnerAmper’s audit reports on the Company’s financial statements for the fiscal years ended December 31, 2010 and 2009 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.  During the Company’s two most recent fiscal years and in the subsequent interim period from January  1, 2011 through June 13, 2011, there were (i) no disagreements between the Company and EisnerAmper on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of EisnerAmper, would have caused EisnerAmper to make reference to the subject matter of the disagreements in their reports on the financial statements for such years, and (ii) no reportable events (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).  The Company has provided EisnerAmper with a copy of this disclosure and has requested that EisnerAmper furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not EisnerAmper agrees with the above statements. EisnerAmper has furnished the requested letter and it is attached as exhibit 16.1.

(b)	Engagement of New Independent Registered Public Accounting Firm

On June 15, 2011, the Company engaged McGladrey & Pullen LLP (“McGladrey”) as its new independent registered public accounting firm.  The decision to engage McGladrey was approved by the Audit Committee of the Company’s Board of Directors.

During the Company’s two most recent fiscal years and in the subsequent interim period from January 1, 2011 through  June 15, 2011, neither the Company nor anyone acting on its behalf consulted with McGladrey regarding any of the matters or events set forth in Item 304(a)(2) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
16.1	Letter from EisnerAmper LLP to the Securities and Exchange Commission dated June 15, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

eMagin Corporation

Date: June 15, 2011	By:	/s/ Paul Campbell
Name: Paul Campbell
Title: Chief Financial Officer

Exhibit Index
d) Exhibits

Exhibit Number	Description
16.1	Letter from EisnerAmper LLP to the Securities and Exchange Commission dated June 15, 2011

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